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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 1999
                                                 ---------------------


                        PHOENIX MEDICAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                0-13401                      31-092-9195
--------                                -------                      -----------
(State or other jurisdiction          (Commission               (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)

                              U.S. Highway 521 West
                          Andrews, South Carolina 29510
                          -----------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (843) 221-5100
                                                    ---------------------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 5.           OTHER EVENTS.

         On May 31, 1999, Phoenix Medical Technology, Inc. (the "Company") entered into a Second Option Agreement (the "Second Option Agreement") and certain related agreements with London International Group, Inc., a New Jersey corporation ("LIG"), pursuant to which LIG purchased from the Company, at an option purchase price of $150,000, an option, exercisable for a period of nine months, to purchase substantially all of the assets of the Company (the "Second Option"). The Second Option Agreement is subject to certain conditions, including approval by the Company's stockholders.

         If LIG exercises the Second Option, the Company will sell substantially all of its assets to LIG (the "Sale of Assets") in exchange for LIG's assumption of substantially all of the Company's liabilities and payment to the Company of $6,071,708 in cash, subject to certain adjustments and escrows described in the Second Option Agreement.

         The Second Option Agreement extends and modifies the terms of the initial Option Agreement dated as of December 22, 1997, pursuant to which LIG purchased a one-year option (the "First Option") to purchase substantially all of the assets of the Company. The First Option expired on April 28, 1998.

         If the Sale of Assets is consummated, the Company anticipates that it subsequently will (i) amend its certificate of incorporation to change its corporate name and (ii) dissolve and, after satisfying any remaining liabilities of the Company, distribute the remainder of the cash proceeds from the Sale of Assets to the Company's stockholders.

         The Company intends to hold a special meeting of its stockholders to vote upon the Second Option Agreement and certain related matters and to solicit proxies in connection therewith as soon as practicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  2 Second Option Agreement by and between London International Group, Inc. and Phoenix Medical Technology, Inc., dated as of May 31, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHOENIX MEDICAL TECHNOLOGY, INC.



                                             By: /s/ EDWARD W. GALLAHER, SR.
                                                 ------------------------------
                                                 Edward W. Gallaher, Sr.
                                                 President
Dated:  June 1, 1999















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



                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT

Date of Report                                            Commission File Number
May 31, 1999                                                             0-13401


                        PHOENIX MEDICAL TECHNOLOGY, INC.

                                  EXHIBIT INDEX


Exhibit No.                Exhibit Description                             Page
-----------                -------------------                             ----

   2         Second Option Agreement by and between London International     5
              Group, Inc. and Phoenix Medical Technology, Inc., dated
              as of May 31, 1999*





------------------------
* The schedules and other attachments to the Second Option Agreement are not attached to this filing, but the Company agrees to furnish supplementally a copy of all such omitted attachments to the Commission upon request.













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